UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2015

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 24, 2015, Delta Air Lines, Inc. (“Delta” or “we”) entered into new senior secured first-lien credit facilities (the “Senior Secured Credit Facilities”) as described in Item 2.03 of this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 24, 2015, we completed refinancing transactions consisting of the Senior Secured Credit Facilities to borrow up to $2.0 billion and the offering of $500 million of pass through certificates. In connection with entering into the Senior Secured Credit Facilities and the offering of the pass through certificates, we retired the outstanding loans under our existing $2.6 billion senior secured credit financing facilities (due April 2016 and April 2017), and terminated those facilities. Each of these transactions is described below.

Senior Secured Credit Facilities

On August 24, 2015, we entered into the Senior Secured Credit Facilities to borrow up to $2.0 billion. The Senior Secured Credit Facilities consist of a $1.5 billion first-lien revolving credit facility, up to $500 million of which may be used for the issuance of letters of credit (the “Revolving Credit Facility”), and a $500 million first-lien term loan facility (the “Term Loan Facility”). The Revolving Credit Facility was undrawn at the time we entered into the Senior Secured Credit Facilities.

Borrowings under the Term Loan Facility must be repaid annually in an amount equal to 1% of the original principal amount of the respective loans (to be paid in equal quarterly installments). All remaining borrowings under the Term Loan Facility are due in August 2022. Borrowings under the Revolving Credit Facility are due in August 2020. The Senior Secured Credit Facilities bear interest at a variable rate equal to LIBOR, which shall not be less than 0.75% for the Term Loan Facility, or another index rate, in each case plus a specified margin.

Our obligations under the Senior Secured Credit Facilities are guaranteed by substantially all of our domestic subsidiaries (the “Guarantors”). The Senior Secured Credit Facilities and the related guarantees are secured by liens on certain of our and the Guarantors’ assets, including accounts receivable, aircraft, spare engines, non-Pacific international routes, domestic slots and certain investment property (the “Collateral”).

The Senior Secured Credit Facilities include affirmative, negative and financial covenants that restrict our ability to, among other things, make investments, sell or otherwise dispose of assets if not in compliance with the collateral coverage ratio tests, pay dividends or repurchase stock. These covenants may have a material adverse impact on our operations and require us to maintain:

Minimum Unrestricted Liquidity
Unrestricted cash, permitted investments, and undrawn revolving credit facilities (including the Revolving Credit Facility)	$2.0 billion

Minimum Collateral Coverage Ratio(1)	1.60:1

(1)	Defined as the ratio of (a) the value of the Collateral that meet specified eligibility standards to (b) the sum of the aggregate outstanding obligations under the Senior Secured Credit Facilities and certain other obligations.

If the collateral coverage ratio is not maintained, we must either provide additional collateral to secure our obligations, or we must repay the loans under the Senior Secured Credit Facilities by an amount necessary to maintain compliance with the collateral coverage ratio.

The Senior Secured Credit Facilities contain events of default customary for similar financings, including cross-defaults to other material indebtedness and certain change of control events. The Senior Secured Credit Facilities also include events of default specific to our business. Upon the occurrence of an event of default, the outstanding obligations under the Senior Secured Credit Facilities may be accelerated and become due and payable immediately.

2015-1 EETC

On August 24, 2015, Delta and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”) and pass through trustee (the “Trustee”) under three pass through trusts newly formed by Delta entered into 15 separate but substantially identical Participation Agreements, dated as of August 24, 2015 (each, a “Participation Agreement” and, collectively, the “Participation Agreements”). The Participation Agreements provide for the issuance by Delta of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $500,000,000 secured by fifteen Boeing 737-932ER aircraft delivered new to Delta from September 2013 through February 2014 (each such aircraft, an “Aircraft” and, collectively, the “Aircraft”). The Equipment Notes were issued under separate Indenture and Security Agreements (each, an “Indenture” and, collectively, the “Indentures”) entered into by Delta and U.S. Bank Trust National Association, as loan trustee (the “Loan Trustee”), on August 24, 2015, with respect to each Aircraft.

The Equipment Notes were issued in three series: Series AA, bearing interest at the rate of 3.625% per annum, Series A, bearing interest at the rate of 3.875% per annum, and Series B, bearing interest at the rate of 4.250% per annum, in the aggregate principal amount equal to $312,524,000, in the case of Series AA, $69,449,000, in the case of Series A, and $118,027,000, in the case of Series B. The Equipment Notes were purchased by the Trustee using the proceeds from the sale of a total of $500,000,000 of Delta Air Lines, Inc. Pass Through Certificates, Series 2015-1 (the “Certificates”) through the three newly formed pass through trusts. Pursuant to separate Revolving Credit Agreements, each dated August 24, 2015, between Commonwealth Bank of Australia, acting through its New York Branch, as liquidity provider (the “Liquidity Provider”), and the Subordination Agent, the Liquidity Provider will provide a separate liquidity facility for each Class of Certificates, in each case in an amount sufficient to make three semiannual interest distributions on the outstanding balance of the Certificates of such Class.

The interest on the Equipment Notes is payable semiannually on each January 30 and July 30, beginning on January 30, 2016. The principal payments on the Equipment Notes are scheduled on January 30 and July 30, beginning on January 30, 2016. The final payments will be due on July 30, 2027 in the case of the Series AA Equipment Notes and the Series A Equipment Notes, and July 30, 2023, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by Delta (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving Delta. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing as exhibits to the Registration Statement (as defined below) the documents listed in Item 9.01 below, some of which are described below and all of which are hereby incorporated by reference in the Registration Statement. The descriptions of the agreements described in this Current Report on Form 8-K are qualified in their entirety by reference to the respective agreements, copies of which are filed herewith or incorporated herein as exhibits.

Item 8.01	Other Events.

On August 10, 2015, Delta entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co., LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named on Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), in connection with the issuance and sale of the Certificates.

The Certificates are being offered pursuant to the Prospectus Supplement, dated August 10, 2015 (the “Prospectus Supplement”), to the Prospectus, dated August 10, 2015, which forms a part of Delta’s automatic shelf registration statement on Form S-3 (Registration No. 333-206258) (the “Registration Statement”), filed with the Securities and Exchange Commission on August 10, 2015.

The Underwriting Agreement contains customary representations, warranties, covenants and closing conditions for a transaction of this type. The Underwriting Agreement also contains provisions pursuant to which Delta agrees to hold harmless and indemnify the Underwriters against damages under certain circumstances, which are customary for a transaction of this type.

Delivery of the Certificates was made under the Underwriting Agreement on August 24, 2015 in three different series (each series of the Certificates, a “Class”), comprised of $312,524,000 of Class AA Certificates with an interest rate of 3.625% per annum, $69,449,000 of Class A Certificates with an interest rate of 3.875% per annum and $118,027,000 of Class B Certificates with an interest rate of 4.250% per annum. Each Class was issued by a different pass through trust. The Underwriters purchased the Certificates from such pass through trust at 100% of the principal amount thereof.

As described above, the pass through trusts used the proceeds from the sale of each Class of Certificates to acquire the corresponding series of Equipment Notes from Delta. Payments on the Equipment Notes held in each pass through trust will be passed through to the certificateholders of such trust. Delta will use the proceeds from the issuance of the Equipment Notes for a portion of the prepayment of the term loan facility under Delta’s existing $2.6 billion senior secured credit facilities (as described in the Prospectus Supplement) and above. Delta will use any such proceeds not used in connection with the foregoing to pay fees and expenses relating to the offering of the Certificates and for general corporate purposes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of August 10, 2015, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2015-1AA, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class AA Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2015-1A, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class A Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Trust Supplement No. 2015-1B, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.5	Form of Pass Through Trust Certificate, Series 2015-1AA (included in Exhibit A to Exhibit 4.2)

4.6	Form of Pass Through Trust Certificate, Series 2015-1A (included in Exhibit A to Exhibit 4.3)

4.7	Form of Pass Through Trust Certificate, Series 2015-1B (included in Exhibit A to Exhibit 4.4)

4.8	Intercreditor Agreement (2015-1), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2015-1AA, the Delta Air Lines Pass Through Trust 2015-1A and the Delta Air Lines Pass Through Trust 2015-1B, Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.9	Revolving Credit Agreement (2015-1AA), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1AA and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider

4.10	Revolving Credit Agreement (2015-1A), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1A and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class A Liquidity Provider

4.11	Revolving Credit Agreement (2015-1B), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1B and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class B Liquidity Provider

4.12	Participation Agreement (N801DZ), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein*

4.13	Indenture and Security Agreement (N801DZ), dated as of August 24, 2015, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee*

4.14	Form of Series 2015-1 Equipment Notes (included in Exhibit 4.13)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

99.1	Schedule I*

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the Aircraft (other than Aircraft bearing Registration No. N801DZ) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2015-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.12 and 4.13, except for the information identifying the Aircraft in question and various information relating to the principal amounts and payment schedules of the Equipment Notes relating to such Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.12 and 4.13 with respect to Aircraft bearing Registration No. N801DZ.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Paul A. Jacobson
Paul A. Jacobson
Date: August 24, 2015		Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of August 10, 2015, between Delta Air Lines, Inc. and the Underwriters

4.2	Trust Supplement No. 2015-1AA, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class AA Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.3	Trust Supplement No. 2015-1A, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class A Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.4	Trust Supplement No. 2015-1B, dated as of August 24, 2015, between Delta Air Lines, Inc. and U.S. Bank Trust National Association, as Class B Trustee, to Pass Through Trust Agreement dated as of November 16, 2000

4.5	Form of Pass Through Trust Certificate, Series 2015-1AA (included in Exhibit A to Exhibit 4.2)

4.6	Form of Pass Through Trust Certificate, Series 2015-1A (included in Exhibit A to Exhibit 4.3)

4.7	Form of Pass Through Trust Certificate, Series 2015-1B (included in Exhibit A to Exhibit 4.4)

4.8	Intercreditor Agreement (2015-1), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Trustee of the Delta Air Lines Pass Through Trust 2015-1AA, the Delta Air Lines Pass Through Trust 2015-1A and the Delta Air Lines Pass Through Trust 2015-1B, Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider, Class A Liquidity Provider and Class B Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.9	Revolving Credit Agreement (2015-1AA), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1AA and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class AA Liquidity Provider

4.10	Revolving Credit Agreement (2015-1A), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1A and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class A Liquidity Provider

4.11	Revolving Credit Agreement (2015-1B), dated as of August 24, 2015, between U.S. Bank Trust National Association, as Subordination Agent, as agent and trustee for the trustee of Delta Air Lines Pass Through Trust 2015-1B and as Borrower, and Commonwealth Bank of Australia, New York Branch, as Class B Liquidity Provider

4.12	Participation Agreement (N801DZ), dated as of August 24, 2015, among Delta Air Lines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under the Pass Through Trust Agreements, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank National Trust Association, in its individual capacity as set forth therein*

4.13	Indenture and Security Agreement (N801DZ), dated as of August 24, 2015, between Delta Air Lines, Inc., and U.S. Bank Trust National Association, as Loan Trustee*

4.14	Form of Series 2015-1 Equipment Notes (included in Exhibit 4.13)

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc.

8.1	Opinion of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc., with respect to certain tax matters

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to Delta Air Lines, Inc. (included in Exhibit 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Alan T. Rosselot, Esq., Assistant General Counsel of Delta Air Lines, Inc. (included in Exhibit 5.3)

99.1	Schedule I*

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the Aircraft (other than Aircraft bearing Registration No. N801DZ) that relate to the offering of the Delta Air Lines, Inc. Pass Through Certificates, Series 2015-1, which documents are substantially identical to those which are filed herewith as Exhibits 4.12 and 4.13, except for the information identifying the Aircraft in question and various information relating to the principal amounts and payment schedules of the Equipment Notes relating to such Aircraft. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding representative sample of documents filed herewith as Exhibits 4.12 and 4.13 with respect to Aircraft bearing Registration No. N801DZ